Vanguard High-Yield Corporate Fund

Summary Prospectus

May 28, 2010

Investor & Admiral™ Shares

Vanguard High-Yield Corporate Fund Investor Shares (VWEHX)
Vanguard High-Yield Corporate Fund Admiral Shares (VWEAX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
May 28, 2010, and financial highlights information from the most recent shareholder report are incorporated into and made part of this Summary
Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-662-7447 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to provide a high level of current income.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

	Investor Shares		Admiral Shares
Sales Charge (Load) Imposed on Purchases	None		None
Purchase Fee	None		None
Sales Charge (Load) Imposed on Reinvested Dividends	None		None
Redemption Fee	1%[1]		1%[1]
Account Service Fee (for fund account balances below $10,000)	$20	/year	None

1 The 1% fee applies only if you redeem shares within one year of purchase by selling or by exchanging to another Vanguard fund, or if Vanguard liquidates your Fund account because the balance falls below the minimum initial investment for any reason, including market fluctuation.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Admiral Shares
Management Expenses	0.25%	0.13%
12b-1 Distribution Fee	None	None
Other Expenses	0.03%	0.02%
Total Annual Fund Operating Expenses	0.28%	0.15%

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1Year	3 Years	5 Years	10 Years
Investor Shares	$29	$90	$157	$356
Admiral Shares	$15	$48	$85	$192

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

Primary Investment Strategies

The Fund invests mainly in a diversified group of high-yielding, higher-risk corporate bonds—commonly known as “junk bonds”—with medium- and lower-range credit-quality ratings. The Fund invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody’s Investors Service, Inc. (Moody’s); have an equivalent rating by any other independent bond-rating agency; or, if unrated, are determined to be of comparable quality by the Fund’s advisor.

The Fund may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B or the equivalent, convertible securities, preferred stocks, and fixed and floating rate loans of medium- to lower- range credit quality. The loans that the Fund may invest in will be rated Baa or below by Moody’s; have an equivalent rating by any other independent bond-rating agency; or, if unrated, are determined to be of comparable quality by the Fund’s advisor. The Fund’s high-yield bonds and loans mostly have short- and intermediate-term maturities.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund’s performance could be hurt by:

• Credit risk, which is the chance that a bond or loan issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond or loan to decline. Credit risk should be high for the Fund, because it invests mainly in bonds and loans with medium- and lower-range credit quality ratings.

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund’s monthly income to fluctuate accordingly.

• Interest rate risk, which is the chance that bond or loan prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

• Liquidity risk, which is the chance that the Fund could experience difficulties in valuing and selling illiquid high-yield bonds or loans. In the event that the Fund needs to sell a portfolio security during periods of infrequent trading of the security, it may not receive full value for the security.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

Because of the speculative nature of junk bonds, you should carefully consider the risks associated with this Fund before you purchase shares.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns—Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on March 31, 2010, was 3.60%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 14.43% (quarter ended June 30, 2009), and the lowest return for a quarter was –13.94% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2009

	1Year	5 Years	10 Years
Vanguard High-Yield Corporate Fund Investor Shares
Return Before Taxes	39.09%	4.44%	5.07%
Return After Taxes on Distributions	35.15	1.70	2.08
Return After Taxes on Distributions and Sale of Fund Shares	25.07	2.14	2.45
Barclays Capital U.S. Corporate High-Yield Bond Index
(reflects no deduction for fees, expenses, or taxes)	58.21%	6.46%	6.71%

			Since
			Inception
			(Nov. 12,
	1Year	5 Years	2001)
Vanguard High-Yield Corporate Fund Admiral Shares
Return Before Taxes	39.27%	4.57%	6.19%
Barclays Capital U.S. Corporate High-Yield Bond Index
(reflects no deduction for fees, expenses, or taxes)	58.21%	6.46%	8.54%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

Wellington Management Company, LLP

Portfolio Manager

Michael L. Hong, CFA, Vice President, and Fixed Income Portfolio Manager of Wellington Management. He has managed the Fund since February 2008.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website at www.vanguard.com, by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares	Admiral Shares
To open and maintain an account	$3,000	$100,000
To add to an existing account	$100 (other than by Automatic	$100 (other than by Automatic
	Investment Plan, which	Investment Plan, which
	has no established minimum)	has no established minimum)

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares or related services.

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Vanguard High-Yield Corporate Fund Investor Shares—Fund Number 29
Vanguard High-Yield Corporate Fund Admiral Shares—Fund Number 529

CFA® is a trademark owned by CFA Institute.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SP29 052010